Exhibit 10.6


                                 PROMISSORY NOTE


U.S. 62,448.96                                                 October 6, 1999
                                                             Las Vegas, Nevada

     FOR VALUE RECEIVED, Phileo Management Company, Inc. (the "Maker") hereby promises to pay David Lo, an individual (the "Holder") the principal sum of Sixty Two Thousand Four Hundred Forty-Eight Dollars and 96/100, U.S. ($62,448.96) with interest at the rate of 9.0 % per annum.

Payment of Principal and Interest

Payments of principal and interest under this Note shall be payable in full on August 13, 2001, or earlier if on demand.

Acceleration

The entire remaining balance of this Note together with all accrued but unpaid interest hereunder, and all other obligations, direct and contingent, of Maker or any endorser hereof to Holder shall, at the election of Holder, become immediately due and payable, without demand or notice, upon the occurrence of any of the following:

(a) Maker becomes bankrupt (including but not limited to, the commencement of a case under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law) or makes an assignment for the benefit of creditors;

(b) The appointment for Maker, voluntarily or involuntarily, of a receiver, trustee, liquidator, custodian, or sequestor (or other similar official) in equity, bankruptcy, or under any provision of any law of any state or the United States of America, or otherwise:

(c) Maker's dissolution; or

(d) Default in any payment or performance required under this Note.

Failure to Exercise Rights

No failure or delay on the part of Holder in the exercise of any power, right, or privilege under this Note shall operate as a waiver thereof or of any other power, right, or privilege, nor shall any single or partial exercise of any such power, right, or privilege preclude any further exercise thereof or of any other power, right, or privilege.

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Pre-Payment

The entire principal balance of this Note or any part thereof may be prepaid without penalty or premium at any time.

Limit on Interest

Notwithstanding anything to the contrary contained herein, the total liability for payments in the nature of interest, and other charges shall not exceed the limits imposed by the applicable usury laws. If any payments in the nature of interest, and other charges made hereunder are held to be in excess of the limits imposed by the applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, and other charges shall not exceed the limits imposed by the applicable usury laws in compliance with the desires of Maker and Holder.

Benefit

Subject to the terms and conditions contained herein, the provisions of this Note shall inure to the benefit of and shall be binding upon the assigns, successors in interest, or personal representatives of Maker and Holder, respectively.

Severability

Every provision in this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

Time of Essence

Time is of the essence in the performance of each and every obligation under this Note to be performed by Maker.

Nevada Law

This Note shall be governed by and construed in accordance with the laws of Nevada without giving effect to conflict of law rules. Maker and Holder agree that this Note is made in Las Vegas, Nevada, with payments to be made in Nevada, and Maker and Holder consent to the jurisdiction of the County of Clark, State of Nevada if any action is brought to enforce the terms of this Note.

                                        "Maker"

                                        Phileo Management Company, Inc.


                                        By: ___________________________________